Exhibit 99.2 First Quarter 2019 Earnings Conference Call April 12, 2019 The PNC Financial Services Group

Cautionary Statement Regarding Forward-Looking and Non-GAAP Financial Information Our earnings conference call presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on its corporate website. The presentation contains forward-looking statements regarding our outlook for earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix. We provide greater detail regarding these as well as other factors in our 2018 Form 10-K, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. We include non-GAAP financial information in this presentation. Non-GAAP financial information includes financial metrics such as fee income, tangible book value, pretax, pre-provision earnings and return on tangible common equity. Reconciliations for such financial information may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results, and with respect to adjusted metrics, because we believe they better reflect the ongoing financial results and trends of our businesses and increase comparability of period-to- period results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results. References to our corporate website are to www.pnc.com under “About Us - Investor Relations.” Our SEC filings are available both on our corporate website and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation. 2

1Q19 Highlights . Delivered very good results Net Income $1.3 billion . Grew loans and deposits Diluted Earnings Per Share . Stable net interest income despite two fewer days $2.61 . Net interest margin expanded Return on Average Assets 1.34% . Held expenses flat Return on Common Equity . Overall credit quality strong 11.13% Return on Tangible Common Equity . Expanded our franchise organically 14.13% − Return on Tangible Common Equity (Non-GAAP) – See Reconciliation in Appendix. 3

Balance Sheet: Grew Loans, Deposits and Securities Change vs. Average balances, $ billions 1Q19 4Q18 1Q18 Highlights . LQ growth primarily in Corporate Banking Commercial lending $154.7 $2.5 $6.5 − Includes a $1.5 billion decline in multifamily agency warehouse lending Consumer lending 73.8 0.1 0.9 . Growth in residential mortgage, auto and credit card Total loans $228.5 $2.6 $7.4 Investment securities $82.3 $0.2 $7.7 . 10% year over year growth over 1Q18 Federal Reserve Bank balances $14.7 $(1.7) $(10.7) . Deployed liquidity into loans and securities Deposits $267.2 $0.7 $6.6 . Overall deposit and customer growth . Returned $1.2 billion to shareholders in 1Q19 Common shareholders’ equity $43.6 $(0.6) $(0.8) − 5.9 million shares repurchased for $725 million and dividends of $438 million 3/31/19 12/31/18 3/31/18 Basel III common equity Tier 1 capital ratio 9.8% 9.6% 9.6% . Strong capital position Tangible book value per common share $78.07 $75.42 $71.58 . 9% increase over 3/31/18 − LQ – Linked Quarter. − Basel III common equity Tier 1 capital ratio – March 31, 2019 ratio is estimated. All ratios calculated based on the standardized approach. − Tangible book value per common share (Non-GAAP) – See Reconciliation in Appendix. 4

Balance Sheet: Grew Loans and Deposits Loans Deposits 3% Year-Over-Year Growth 3% Year-Over-Year Growth $260.6 $266.5 $267.2 $225.9 $228.5 $221.1 $183.4 $191.2 $195.8 $154.7 $148.2 $152.2 0.98% 0.87% 4.61% 4.49% 0.47% 4.09% Average Average balances, $ billions Average Average balances, $ billions $77.2 $75.3 $71.4 $72.9 $73.7 $73.8 1Q18 4Q18 1Q19 Noninterest-bearing Interest-bearing Deposit Rate Cumulative Beta Stated 1Q18 4Q18 1Q19 Dec. 2015 Dec. 2015 to 4Q18 to 1Q19 Beta Consumer Commercial Total Loan Yield Total 30% 32% 49% − Cumulative Beta represents the average beta from the December 2015 rate hike through the end of the period. − Stated Beta represents PNC’s long-term expectation for deposit beta based on historical rate performance and future rate expectations. 5

Income Statement: NIM Expanded and Expenses Well-Controlled Change vs. $ millions 1Q19 4Q18 1Q18 Highlights . LQ impacted by two fewer days in the first quarter Net interest income $2,475 $(6) $114 . NIM expanded 2bps compared to 4Q18 . Linked quarter decline primarily due to seasonally Noninterest income 1,811 (48) 61 lower revenue Total revenue $4,286 $(54) $175 Noninterest expense $2,578 $1 $51 . Expenses flat compared to 4Q18; well-controlled Pretax, pre-provision earnings $1,708 $(55) $124 . Increase over 4Q18 reflects loan growth and reserve Provision $189 $41 $97 increases attributable to certain commercial credits Net income $1,271 $(80) $32 1Q19 4Q18 1Q18 Diluted EPS $2.61 $2.75 $2.43 − Pretax, pre-provision earnings (Non-GAAP) – See Reconciliation in Appendix. − NIM – Net Interest Margin. 6

Income Statement: Diverse Sources of Revenue Total Revenue Noninterest Income Detail 4% Year-Over-Year Growth 3% Year-Over-Year Growth Change vs. $4,340 $4,286 $ millions 1Q19 4Q18 1Q18 $4,111 $2,481 $2,475 $2,361 Asset management $437 $9 ($18) 2.98% 2.96% Consumer services 371 (16) 14 2.91% Corporate services 462 (6) 33 Residential mortgage 65 6 (32) $ millions $1,859 $1,750 $1,811 Service charges on deposits 168 (24) 1 Fee income 1,503 (31) (2) Other noninterest income 308 (17) 63 1Q18 4Q18 1Q19 Noninterest income $1,811 ($48) $61 Noninterest Income NII NIM − NII – Net interest income. 7

Income Statement: Focused on Expense Management Noninterest Expense Noninterest Expense Detail Well Controlled Stable Linked Quarter Change vs. $2,577 $2,578 $2,527 $ millions 1Q19 4Q18 1Q18 Personnel $1,414 $66 $60 61% Occupancy 215 13 (3) 59% 60% Equipment 273 (12) - $ millions Marketing 65 (19) 10 Other 611 (47) (16) Noninterest expense $2,578 $1 $51 1Q18 4Q18 1Q19 Noninterest Expense Efficiency Ratio 8

Credit Quality: Remains Strong Net Charge-offs Provision NCO / Average Loans for 1Q19: 0.24% ALLL to Loans for 1Q19: 1.16% $136 $189 $113 $109 $107 $91 $148 $92 $80 $88 $ millions $ millions 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Consumer Commercial Nonperforming Loans Delinquencies $1,842 $1,719 $1,694 $1,694 $1,653 $1,485 $1,389 $1,361 $1,428 $1,436 0.83% 0.77% 0.76% 0.75% 0.71% $ millions $ millions 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 NPLs Nonperforming Loans to Total Loans − ALLL – Allowance for Loan and Lease Losses. − NCO / Average Loans represents annualized net charge-offs (NCO) to average loans for the three months ended. − Delinquencies represents accruing loans past due 30-days or more. 9

Outlook: Full Year 2019 Compared to Full Year 2018 Balance Average loans Up 3% - 4% Sheet Revenue Up higher end of low-single digits Income Noninterest expense Up lower end of low-single digits Statement Effective tax rate Approximately 17% Positioned to deliver positive operating leverage − Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. − Average loans, revenue and noninterest expense outlook represents estimated percentage change for full year 2019 compared to full year 2018. 10

Outlook: Second Quarter 2019 Compared to First Quarter 2019 Balance Average loans Up approximately 1% Sheet Net interest income Up low-single digits Fee income Up mid-single digits Income Other noninterest income $275 - $325 million Statement Noninterest expense Up low-single digits Loan loss provision $125 - $200 million − Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. − Average loans, net interest income, fee income and noninterest expense outlook represents estimated percentage change for second quarter 2019 compared to first quarter 2019. 11

Appendix: Cautionary Statement Regarding Forward-Looking Information This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings. We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. Our forward-looking statements are subject to the following principal risks and uncertainties. . Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following: − Changes in interest rates and valuations in debt, equity and other financial markets. − Disruptions in the U.S. and global financial markets. − Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates. − Changes in customer behavior due to recently enacted tax legislation, changing business and economic conditions or legislative or regulatory initiatives. − Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness. − Impacts of tariffs and other trade policies of the U.S. and its global trading partners. − Slowing or reversal of the current U.S. economic expansion. − Commodity price volatility. 12

Appendix: Cautionary Statement Regarding Forward-Looking Information . Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting and do not take into account potential legal and regulatory contingencies. These statements are based on our view that: − U.S. economic growth has accelerated over the past two years to above its long-run trend. − However, growth is expected to slow over the course of 2019 and into 2020. Growth is expected to rebound in the second quarter following a soft first quarter 2019. − We expect further gradual improvement in the labor market this year, including job gains and rising wages, will be another positive for consumer spending. − Trade restrictions and geopolitical concerns are downside risks to the forecast. − Inflation has slowed in early 2019, to below the FOMC’s 2% objective, but is expected to rise in the second half of the year. − Our baseline forecast is for no change to the fed funds rate in 2019 and 2020, with the rate staying in its current range of 2.25 to 2.50%. . PNC’s ability to take certain capital actions, including returning capital to shareholders, is subject to review by the Federal Reserve Board as part of PNC’s comprehensive capital plan for the applicable period in connection with the Federal Reserve Board’s Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve Board. . PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models. . Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include: − Changes resulting from legislative and regulatory reforms, including changes affecting oversight of the financial services industry, consumer protection, pension, bankruptcy and other industry aspects, and changes in accounting policies and principles. − Changes to regulations governing bank capital and liquidity standards. − Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC. − Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies. − Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general. 13

Appendix: Cautionary Statement Regarding Forward-Looking Information . Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. . Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings. . We grow our business in part through acquisitions and new strategic initiatives. Risks and uncertainties include those presented by the nature of the business acquired and strategic initiative, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing. . Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands. . Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, system failures, security breaches, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically. We provide greater detail regarding these as well as other factors in our 2018 Form 10-K, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes To Consolidated Financial Statements in that report, and in our subsequent SEC filings. Our forward- looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document. Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results. 14

Appendix: Non-GAAP to GAAP Reconciliation Return on Tangible Common Equity (Non-GAAP) For the three months ended Mar. 31, Dec. 31, Mar. 31, $ millions 2019 2018 2018 Return on average common shareholders' equity 11.13% 11.83% 11.04% Average common shareholders' equity $ 43,624 $ 42,974 $ 42,806 Average Goodwill and Other intangible assets (9,450) (9,476) (9,512) Average deferred tax liabilities on Goodwill and Other intangible assets 190 191 192 Average tangible common equity $ 34,364 $ 33,689 $ 33,486 Net income attributable to common shareholders $ 1,197 $ 1,281 $ 1,165 Net income attributable to common shareholders, if annualized $ 4,855 $ 5,082 $ 4,725 Return on average tangible common equity 14.13% 15.09% 14.11% Return on average tangible common equity is a non-GAAP financial measure and is calculated based on annualized net income attributable to common shareholders divided by tangible common equity. We believe that return on average tangible common equity is useful as a tool to help measure and assess a company's use of common equity. 15

Appendix: Non-GAAP to GAAP Reconciliation Tangible Book Value per Common Share (Non-GAAP) % Change 3/31/19 3/31/19 $ millions, except per share data Mar. 31, Dec. 31, Mar. 31, vs. vs. 2019 2018 2018 12/31/18 3/31/18 Book value per common share $98.47 $95.72 $91.39 3% 8% Tangible book value per common share Common shareholders' equity $44,546 $43,742 $42,983 Goodwill and Other intangible assets (9,450) (9,467) (9,533) Deferred tax liabilities on Goodwill and Other intangible assets 190 190 192 Tangible common shareholders' equity $35,286 $34,465 $33,642 Period-end common shares outstanding (in millions) 452 457 470 Tangible book value per common share (Non-GAAP) $78.07 $75.42 $71.58 4% 9% Tangible book value per common share is a non-GAAP financial measure and is calculated based on tangible common shareholders’ equity divided by period-end common shares outstanding. We believe this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value. 16

Appendix: Non-GAAP to GAAP Reconciliation Pretax, Pre-Provision Earnings (Non-GAAP) For the three months ended % Change Mar. 31, Dec. 31, Mar. 31, 1Q19 1Q19 $ millions 2019 2018 2018 vs. 4Q18 vs. 1Q18 Net interest income $2,475 $2,481 $2,361 - 5% Noninterest income 1,811 1,859 1,750 (3%) 3% Total revenue $4,286 $4,340 $4,111 (1%) 4% Noninterest expense 2,578 2,577 2,527 - 2% Pretax pre-provision earnings $1,708 $1,763 $1,584 (3%) 8% Net income $1,271 $1,351 $1,239 (6%) 3% We believe that pretax, pre-provision earnings, a non-GAAP financial measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations. 17